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                                                                    EXHIBIT 1.1

                     FORD CREDIT AUTO LEASE TRUST 1995-1
                        $_________ ASSET BACKED NOTES
                             CLASS A-1, CLASS A-2

                               RCL TRUST 1995-1
                                   (Seller)

                          FORD MOTOR CREDIT COMPANY
                       (Issuer of Limited RV Guaranty)




                            UNDERWRITING AGREEMENT


                                                          ________ __, 1995

J.P. Morgan Securities Inc.
As Representative of the Several Underwriters
60 Wall Street
New York, New York  10260

Ladies and Gentlemen:

        1. Introductory. RCL Trust 1995-1, a Delaware business trust (the "Seller"), proposes to sell to J.P. Morgan Securities Inc. (the
"Underwriter") $___________ initial principal balance of __% Class A-1 Asset Backed Notes and $___________ initial principal balance of __% Class A-2 Asset Backed Notes (collectively, the "Notes"), issued by Ford Credit Auto Lease Trust 1995-1 (the "Issuer"). Each Note will be secured by the assets of the Issuer (the "Lease Trust Estate"), which include, among other things, certificates (the "Series 1995-1 Certificates") representing a 100% undivided beneficial interest in specified retail automobile and light-duty truck leases originated in the states of California, New York and Pennsylvania (the
"Series 1995-1 Leases"), certain monies due thereunder on or after ______ __, 1995 (the "Series 1995-1 Cut-Off Date"), the related leased vehicles (the "Series 1995-1 Leased Vehicles") and all proceeds from the sale of Series 1995-1 Leased Vehicles upon termination of the related Series 1995-1 Leases. The Series 1995-1 Leases are to be administered for the Issuer by Ford Motor Credit Company (the "Administrative Agent" or "Ford Credit"). The Lease
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Trust Estate will include the Issuer's rights under the Ford Credit Residual
Value   Guaranty 1995-1 to be dated as of ________ __, 1995 (the "Limited RV
Guaranty"), pursuant to which Ford Credit will agree to reimburse the Issuer for specified shortfalls between the proceeds from certain sales of Series 1995-1 Leased Vehicles and their respective Residual Values up to an aggregate amount of $_________. The Notes will be issued pursuant to an Indenture to be dated as of ________ __, 1995 (the "Indenture"), between PNC Bank, Delaware (the "Lease Trustee"), on behalf of the Issuer, and Chemical Bank as Indenture Trustee (the "Indenture Trustee"). Simultaneously with the issuance and sale of the Notes as contemplated herein, the Issuer will also issue $_________ initial principal balance of __% Asset Backed Lease Trust Certificates (the "Lease Trust Certificates"), payments in respect of which are, to the extent specified in the Indenture and the Lease Trust Agreement, subordinated to the rights of the holders of the Notes.

        Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Indenture. For purposes of this Agreement, the "Basic Documents" mean, collectively, the Indenture, the FCTT Agreement, the Administrative Agency Agreement, the Series 1995-1 Supplement, the RCL Trust Agreement, the Asset Contribution Agreement, the Transfer Agreement, the Program Operating Lease, the Limited RV Guaranty and the Lease Trust Agreement.

        2. Representations and Warranties of the Seller. The Seller represents and warrants to and agrees with the several underwriters named in
Schedule I hereto (the "Underwriters") that:

               (a) A registration statement (No. 33-57827), including a prospectus, on Form S-1 relating to the Notes and Form S-3 relating to the Limited RV Guaranty has been filed with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered to the Underwriters.
Such registration statement in such form, including all exhibits thereto but excluding Form T-1 and any material incorporated by reference therein, is hereinafter referred to as the "Registration Statement," and such prospectus, as first filed, or mailed for filing, with the Commission pursuant to Rule 424(b) ("Rule 424(b)") under the Securities Act of 1933,


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as amended (the "Act")  is hereinafter referred to as the "Prospectus."  Any reference to any amendment or supplement to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include any documents filed after the effective date of the Registration Statement or the date of such preliminary prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and so incorporated by reference therein. For purposes of this Agreement, "Effective Time" means the date and time as of which such Registration Statement is declared effective by the Commission, and "Effective Date" means the date of the Effective Time.

               (b) On the Effective Date, the Registration Statement will conform, in all material respects to the requirements of the Act, the Exchange Act, where applicable, and the rules and regulations of the Commission under the Act or the Exchange Act, as applicable, and will not, as of the Effective Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statement or omission made in reliance upon and in conformity with information furnished in writing to the Seller, Ford Credit or Ford Credit Leasing by the Underwriters expressly for use in the Registration Statement; when the Registration Statement became effective the Indenture was, and at all times thereafter the Indenture has been and will be, duly qualified under the Trust Indenture Act, and when the Registration Statement became effective the Indenture conformed, and at all times thereafter the Indenture has conformed and will conform, in all material respects to the requirements of the Trust Indenture Act. On the date of this Agreement, the Registration Statement conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b), the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder (the "Rules and Regulations"), and, except as aforesaid, neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any documents incorporated by refer-


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ence in the Prospectus, when they are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

               (c) The Seller has been duly formed and is validly existing as a business trust in good standing under the laws of the State of Delaware, is duly qualified to transact business and is in good standing in each jurisdiction in the United States of America in which the conduct of its business or the ownership of its property requires such qualification.

               (d) The consummation by the Seller of the transactions contemplated by this Agreement and the Basic Documents, and the fulfillment of the terms thereof, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation of any lien, charge, or encumbrance upon any of the property or assets of the Seller pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement, or similar agreement or instrument under which the Seller is a debtor or guarantor.

               (e) This Agreement has been duly authorized, executed and delivered by the Seller; on the Closing Date, the Notes will have been duly executed, authenticated, issued and delivered; on the Closing Date, the Basic Documents to which the Seller is a party will have been duly authorized, executed and delivered by and will constitute valid and binding obligations of the Seller in accordance with their terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law; and the Basic Documents will conform to the description thereof in the Prospectus in all material respects.

               (f) The computer tape with respect to the Series 1995-1 Assets (the "Computer Tape") to be delivered by Ford Credit as Administrative Agent to the Lease Trustee, the Indenture Trustee and J.P. Morgan Securities, Inc., as representative of the Underwriters (the


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"Representative"), will be complete and accurate in all material respects as of the date thereof.

        3. Representations and Warranties of Ford Credit. Ford Credit represents and warrants to and agrees with the Underwriters that:

               (a) The Registration Statement has been filed with the Commission in the form heretofore delivered to the Underwriters.

               (b) On the Effective Date, the Registration Statement will conform, in all material respects to the requirements of the Act, the Exchange Act, where applicable, and the rules and regulations of the Commission under the Act or the Exchange Act, as applicable, and will not, as of the Effective Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statement or omission made in reliance upon and in conformity with information furnished in writing to the Seller, Ford Credit or Ford Credit Leasing by the Underwriters expressly for use in the Registration Statement; when the Registration Statement became effective the Indenture was, and at all times thereafter the Indenture has been and will be, duly qualified under the Trust Indenture Act, and when the Registration Statement became effective the Indenture conformed, and at all times thereafter the Indenture has conformed and will conform, in all material respects to the requirements of the Trust Indenture Act. On the date of this Agreement, the Registration Statement conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b), the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and, except as aforesaid, neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any documents incorporated by reference in the Prospectus, when they are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.


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               (c)  Ford Credit has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware; and has corporate power and authority, and has all licenses, permits, orders and other governmental and regulatory approvals, to own or lease its properties and conduct its business and is in good standing in each jurisdiction in the United States of America in which the conduct of its business or the ownership of its property requires such qualification, with only such exceptions as are not material to the business of Ford Credit and its subsidiaries considered as a whole.

               (d) This Agreement has been duly authorized, executed and delivered by Ford Credit; on the Closing Date, the Basic Documents to which Ford Credit is a party will have been duly authorized, executed and delivered by and will constitute valid and binding obligations of Ford Credit in accordance with their terms except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law; and the Basic Documents will conform to the description thereof in the Prospectus in all material respects.

               (e) There is no consent, approval, authorization, order, registration or qualification of or with any court or any regulatory authority or other governmental body having jurisdiction over Ford Credit which is required for, and the absence of which would materially affect, the consummation of the transactions contemplated herein or in the Basic Documents, except the registration under the Act of the Notes, the qualification of the Indenture under the Trust Indenture Act, such consents, approvals, authorizations, registrations or qualifications as may be required under the securities or Blue Sky laws of any jurisdiction in connection with the public offering of the Notes by the Underwriters and the filing of any financing statements required to perfect the Seller's interest in the Series 1995-1 Certificates or the Issuer's or Indenture Trustee's interest in the Lease Trust Estate and such other consents, approvals, authorizations, registrations or qualifications as have been obtained.


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               (f)  The Computer Tape to be delivered by Ford Credit as
Administrative Agent to the Lease Trustee, the Indenture Trustee and the Representative will be complete and accurate in all material respects as of the date thereof.

               (g)  On or before the Closing Date, Ford Credit as
Administrative Agent for FCTT will mark the books and records of FCTT   (in
whatever medium maintained) to show that the Series 1995-1 Assets are Series Specified Assets with respect to Series 1995-1

        4.   Purchase, Sale and Delivery of Notes.   On the basis of the
representations, warranties, and agreements herein contained, but subject to the terms and conditions herein set forth, the Seller agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Seller, the aggregate principal amounts of each Class of Notes set forth opposite the names of the Underwriters in Schedule I hereto. The Class A-1 Notes are to be purchased at the purchase price of _____% of the aggregate principal amount thereof and the Class A-2 Notes are to be purchased at the purchase price of _____% of the aggregate principal amount thereof, in each case plus accrued interest at the interest rate of ___% for the Class A-1 Notes and ___% for the Class A-2 Notes calculated from (and including) _____ __, 1995 to (but excluding) the Closing Date.

        Against payment of the purchase price in immediately available funds drawn to the order of the Seller, the Seller will deliver the Notes to the Representative, for the account of the Underwriters, at the office of Skadden, Arps, Slate, Meagher & Flom on _______ __, 1994, at 10:00 a.m., New York time, or at such other time not later than seven full business days thereafter as the Representative and the Seller determine, such time being herein referred to as the "Closing Date." The Notes to be so delivered will be initially represented by one or more Notes registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the Notes will be represented by book entries on the records of DTC and participating members thereof. Definitive Notes will be available only under limited circumstances.


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        5.   Offering by Underwriters.  It is understood that, after the
Registration Statement becomes effective, the Underwriters propose to offer the Notes for sale to the public (which may include selected dealers), as set forth in the Prospectus.

        6.   Covenants of the Seller.  The Seller covenants and agrees with the
Underwriters:

               (a) If required, to file the Prospectus with the Commission pursuant to and in accordance with subparagraph (3) of the Rule 424(b) not later than the time specified therein. The Seller will advise the Underwriters promptly of any such filing pursuant to Rule 424(b).

               (b) To make no amendment or any supplement to the Registration Statement or the Prospectus as amended or supplemented prior to the Closing Date, without furnishing the Representative with a copy of the proposed form thereof and providing the Representative with a reasonable opportunity to review the same; and during such same period to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus as amended or supplemented or any amended Prospectus has been filed or mailed for filing, of the issuance of any stop order by the Commission, of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus as amended or supplemented or for additional information; and, in the event of the issuance of any such stop order or of any order preventing or suspending the use of any prospectus relating to the Notes or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

               (c) Promptly from time to time to take such action as the Representative may reasonably request in order to qualify the Notes for offering and sale under the securities laws of such states as the Representative may request and to continue such qualifications in effect so long as necessary under such laws for the


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distribution of such Notes, provided that in connection therewith the Seller shall not be required to qualify as a foreign corporation to do business, or to file a general consent to service of process in any jurisdiction, and provided further that the expense of maintaining any such qualification more than one year from the Closing Date with respect to such Notes shall be at the Representative's expense.

               (d) To furnish the Underwriters with copies of the Registration Statement (including exhibits and documents incorporated by reference therein) and copies of the Prospectus as amended or supplemented in such quantities as the Representative may from time to time reasonably request;
and if, before a period of six months shall have elapsed after the Effective Date and the delivery of a prospectus shall be at the time required by law in connection with sales of any such Notes, either (i) any event shall have occurred as a result of which the Prospectus would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) for any other reason it shall be necessary during such same period to amend or supplement the Prospectus as amended or supplemented, to notify the Representative and to prepare and furnish to the Representative as the Representative may from time to time reasonably request an amendment or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required by law to deliver a prospectus in connection with sales of any of such Notes at any time six months or more after the Closing Date, upon the Representative's request, but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as the Representative may request of an amended or supplemented prospectus complying with Section 10(a)(3) of the Act.

               (e) To make generally available to Noteholders as soon as practicable after the Effective Date of the Registration Statement (as such date is defined in Rule 158(c) under the Act), an earnings statement of the Seller complying with Rule 158 under the Act and covering a period of at least twelve consecutive months beginning after such Effective Date.


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               (f)  To furnish to the Representative copies of the Registration
Statement (one of which will be signed and will include all exhibits and, if the Representative so requests, documents incorporated by reference therein), each related preliminary prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representative reasonably requests.

               (g) So long as any of the Notes are outstanding, to furnish the Representative copies of all reports or other communications (financial or other) furnished to Noteholders, and to deliver to the Representative during such same period, (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission by the Seller or Ford Credit and (ii) such additional information concerning the business and financial condition of the Seller, Ford Credit or Ford Credit Leasing as the Representative may from time to time reasonably request.

               (h) To pay the following costs and expenses incident to the performance of its obligations under this Agreement: (i) the Commission's filing fees with respect to the Registration Statement; (ii) all fees of the Rating Agency; (iii) all fees and expenses of the Indenture Trustee and the Lease Trustee; (iv) all reasonable fees and expenses of Kelley Drye & Warren, as counsel to the Indenture Trustee, Bayard Handelman & Murdoch, P.C., as counsel to the Lease Trustee, Richards, Layton & Finger, as counsel to the RCL Trustee and Bodman, Longley & Dahling, L.L.P., as counsel to the FCTT Trustee;
(v) all fees and expenses of Coopers & Lybrand relating to the letter re-ferred to in Section 7(a) of this Agreement; (vi) all fees and expenses of accountants incurred in connection with the delivery of any accountant's or auditor's reports required pursuant to the Indenture or the Administrative Agency Agreement; (vii) the cost of printing any preliminary and final prospectus relating to the Notes and the Registration Statement; and (viii) any other fees and expenses incurred in connection with the performance of its obligations under this Agreement.

               The Underwriters will pay the following costs and expenses incident to the performance of their obligations under this Agreement: (x) all Blue Sky fees and expenses as well as reasonable fees and expenses of


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counsel in connection with state securities law qualifications and any legal investment surveys; and (y) the reasonable fees and expenses of Skadden, Arps, Slate, Meagher & Flom (excluding fees and expenses for tax advice rendered to Ford Credit). Except as provided in this Section 6(h) and Sections 8 and 10 of this Agreement, the Underwriter will pay all its own costs and expenses, including, without limitation, the cost of printing any agreement among underwriters, any transfer taxes on resale of the Notes by the Underwriters and any advertising expenses connected with any offers that the Underwriters may make.

               (i)  For a period from the date of this Agreement until the
retirement of the Notes, or until such time as the Underwriters shall   cease
to maintain a secondary market in the Notes, whichever occurs first, Ford Credit as the Administrative Agent will furnish to the Representative (i) copies of each certificate, the annual statements of compliance and the annual independent certified public accountant's servicing reports delivered to the FCTT Trustee pursuant to Article IV of the Administrative Agency Agreement, by first-class mail as soon as practicable after such statements and reports are furnished to the FCTT Trustee, (ii) copies of each certificate and the annual statements of compliance delivered to the Indenture Trustee pursuant to Article III of the Indenture, by first-class mail as soon as practicable after such statements and reports are furnished to the Indenture Trustee, (iii) copies of each amendment to any Basic Document and (iv) on or about each Payment Date, a copy of the report to Noteholders delivered to each Noteholder pursuant to
Article VIII of the Indenture, by telex or telecopy.

               (j)  On or before the Closing Date, the Seller shall cause Ford
Credit as Administrative Agent to (i) deliver   the Computer Tape to the Lease
Trustee, the Indenture Trustee and the Representative and (ii) mark the books and records of FCTT (in whatever medium maintained) to show that the Series 1995-1 Assets are Series Specified Assets with respect to Series 1995-1. From and after the Closing Date, neither the Seller nor Ford Credit shall take any action inconsistent with the specification of the Series 1995-1 Assets as Series Specified Assets with respect to Series 1995-1 and the provisions


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of the  Basic Documents relating to such specification, except as permitted by the Basic Documents.

               (k) To the extent, if any, that the rating provided with respect to the Notes by the rating agency or agencies that initially rate the
Notes is conditional upon the   furnishing of documents or the taking of any
other actions by the Seller or Ford Credit, the Seller or Ford Credit, as the case may be, shall furnish such documents and take any such other actions.

        7. Conditions of the Obligation of the Underwriters. The obligation of the Underwriters to purchase and pay for the Notes will be subject to the accuracy of the representations and warranties on the part of the Seller and Ford Credit herein, to the accuracy of the statements of officers of the Seller, Ford Credit and Ford Credit Leasing pursuant to the provisions hereof, to the performance by the Seller, Ford Credit and Ford Credit Leasing of their respective obligations hereunder and to the following additional conditions precedent:

               (a) At the time this Agreement is executed and delivered by the Seller and at the Closing Date, Coopers & Lybrand shall have furnished to the Representative letters dated, respectively, as of the date of this Agreement and as of the Closing Date substantially in the form and substance of the drafts to which the Representative previously agreed.

               (b) The Registration Statement shall have become effective not later than 5:30 p.m., New York time, on ______ __, 1995, or such later date as shall have been consented to by the Representative; prior to the Closing
Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Seller, shall be contemplated by the Commission; and all requests for additional information from the Commission with respect to the Registration Statement shall have been complied with to the satisfaction of the Representative.


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               (c)  The Representative shall have received a officer's
certificate, dated the Closing Date, signed by the beneficiaries of the Seller representing and warranting that, as of the Closing Date, except to the extent that they relate expressly to another date in which case they will be true and correct as of such date on the Closing Date, the representations and warranties of the Seller in this Agreement, the Asset Contribution Agreement and the Lease Trust Agreement are true and correct, that the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the best of their knowledge, are contemplated by the Commission.

               (d) Since the respective dates as of which information is given in the Prospectus as amended or supplemented, there shall not have occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or assets of the Seller, Ford Credit or Ford Credit Leasing, or any material adverse change in the financial position or results or operations of the Seller, Ford Credit or Ford Credit Leasing, otherwise than as set forth or contemplated in the Prospectus, which in any such case makes it impracticable or inadvisable in the Representative's reasonable judgment to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated in the Prospectus as amended or supplemented.

               (e) Subsequent to the execution and delivery of this Agreement, the United States shall not have become engaged in hostilities which have resulted in the declaration of a national emergency or a declaration of war, which makes it impracticable or inadvisable in the Representative's reasonable judgment to proceed with the public offering of the Notes on the terms and in the manner contemplated in the Prospectus as amended or supplemented.

               (f) J.D. Bringard, Esq., Vice President-General Counsel of Ford Credit and Ford Credit Leasing, or other counsel satisfactory to the Representative in its reasonable judgment, shall have furnished to the


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Underwriter, his written opinion, dated the Closing Date, in form satisfactory to the Representative in its reasonable judgment, to the effect that:

                        (i) The Seller has been duly formed and is validly existing as a business trust in good standing under the laws of the State of Delaware, and is duly qualified to transact business and is in good standing in each jurisdiction in the United States of America in which the conduct of its business or the ownership of its property requires such qualification.

                        (ii) FCTT has been duly formed and is validly existing
                 as a trust under the laws of the State of Michigan, and is duly qualified to transact business in each jurisdiction in the United States of America in which the conduct of its business or the ownership of its property requires such qualification.

                        (iii) The FCTT Agreement has been duly authorized,
                 executed and delivered by, and constitutes a valid and binding obligation of, each of Ford Credit and Ford Credit Leasing.

                        (iv) This Agreement has been duly authorized, executed
                 and delivered by the Seller.

                        (v) The Program Operating Lease, the Asset Contribution
                 Agreement, the Transfer Agreement, the RCL Trust Agreement, the RCL Assignment and the Lease Trust Agreement have been duly authorized, executed and delivered by, and each constitutes a valid and binding obligation of, the Seller.

                        (vi) The consummation of the transactions contemplated
                 by this Agreement and the Basic Documents and the fulfillment of the terms thereof, will not conflict with or result in a material breach of any of the terms or provisions of, or constitute a default under,


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                 or result in the creation or imposition of any material lien, charge or encumbrance upon any of the property or assets of the Seller pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument under which the Seller is a debtor or guarantor, nor will such action result in any violation of the provisions of the Certificate of Trust of the Seller.

                        (vii) The Seller has full power and authority to
                 transfer and assign the Series 1995-1 Certificates to the Issuer pursuant to the Transfer Agreement and has duly authorized such transfer and assignment to the Issuer by all necessary trustee action.

                        (viii) The Seller has full power and authority to
                 transfer and assign a 1% interest in its assets and liabilities to Ford Credit Leasing pursuant to the RCL Assignment and has duly authorized such transfer and assignment to Ford Credit Leasing by all necessary trustee action.

                        (ix) Such counsel does not know of any legal or
                 governmental proceedings pending to which the Seller is a party or of which any property of the Seller is the subject, and no such proceedings are known by such counsel to be threatened or contemplated by governmental authorities or threatened by others, other than as set forth or contemplated in the Prospectus as amended or supplemented and other than such proceedings which, in his opinion, will not have a material adverse effect upon the general affairs, business, prospects, management, financial position, net worth or results of operations (on an annual basis) of the Seller and will not materially and adversely affect the performance by the Seller of its obligations under, or the validity and enforceability of, the Basic Documents or the Notes.

                        (x) The Notes have been duly authorized; when executed by the Lease Trustee


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
                 and authenticated by the Indenture Trustee in accordance with the Indenture and delivered and paid for pursuant to this Agreement, the Notes will constitute valid and binding obligations of the Issuer enforceable in accordance with their terms.

                        (xi) The Registration Statement has become effective
                 under the Act and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission; the Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Seller prior to the Closing Date (other than the financial statements and other accounting information contained or incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented or any further amendments or supplements thereto, or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture
                 Act.

                        (xii) Such counsel believes that the Registration
                 Statement (other than the financial statements and other accounting information contained or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), at the time the same became effective, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                        (xiii) Such counsel believes that the Prospectus as
                 amended or supplemented as of its date and as of the Closing Date (other than the financial statements and other accounting information contained or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion) does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                        (xiv) Such counsel does not know of any contract or
                 other document of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which is not filed or incorporated by reference or described as required.

                        (xv) No consent, approval, authorization or order of
                 any court or governmental agency or body is required for the consummation of the transactions contemplated herein or in the Basic Documents, except such as have been obtained and made under the Act, the Trust Indenture Act and as may be required under state securities laws, and the filing of any financing statements required to perfect the Seller's interest in the Series 1995-1 Certificates or the Issuer's or Indenture Trustee's interest in the Lease Trust Estate and such other approvals as have been obtained.

                        (xvi) Neither the issuance or sale of the Notes, nor
                 the execution and delivery of the Notes, this Agreement or the Basic Documents, nor the consummation of any of the other transactions contemplated herein or in the Basic Documents by the Seller will contravene the terms of any material provision of any statute, order, or regulation applicable to the Seller, the failure with which to comply could have a material adverse effect on the Seller.

                        (xvii) The Notes, the Basic Documents and this
                 Agreement each conforms in all material respects with the descriptions thereof contained in the Registration Statement and the Prospectus.

                        (xviii) The Seller is not required to be registered
                 under the Investment Company Act of 1940, as amended.

                        (xix) Each Series 1995-1 Lease constitutes "chattel
                 paper" as defined in the Michigan UCC.

                        (xx) The Series 1995-1 Certificates are either
                 "certificated securities" or "general intangibles" as defined in the Michigan UCC.

                        Such opinion may be made subject to the qualifi-
                 cations that the enforceability of the terms of the Indenture, the Program Operating Lease, the Asset Contribution Agreement, the Transfer Agreement, the RCL Trust Agreement, the RCL Assignment, the Lease Trust Agreement and the Notes may be limited by bankruptcy, insolvency, reorganizations or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

               (g) J.D. Bringard, Esq., Vice President-General Counsel of Ford Credit, or other counsel satisfactory to the Representative in its reasonable judgment, shall have furnished to the Representative his written opinion, dated as of the Closing Date, in form satisfactory to the Representative in its reasonable judgment, to the effect that:

                        (i) Ford Credit has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, and is duly qualified to transact business and is in good standing in each jurisdiction in the United States of America in which the conduct of its business or the ownership of its property requires such qualification, with only such exceptions as are not material to the business of Ford Credit and its subsidiaries considered as a whole.

                        (ii) This Agreement has been duly authorized, executed
                 and delivered by Ford Credit.

                        (iii) The FCTT Agreement, the Administrative Agency
                 Agreement, the Series 1995-1 Supplement, the Asset Contribution Agreement, the Limited RV Guaranty and the RCL Trust Agreement have been duly authorized, executed and delivered by, and each constitutes a valid and binding obligation of, Ford Credit.

                        (iv) To the best of such counsel's knowledge, the
                 obligations of Ford Credit under the Limited RV Guaranty rank pari passu with all other unsecured indebtedness of Ford Credit.

                        (v) The consummation of the transactions contemplated by this Agreement and the Basic Documents, and the fulfillment of the terms thereof, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under (in each case material to Ford Credit and its subsidiaries considered as a whole), or result in the creation or imposition of any lien, charge or encumbrance (in each case material to Ford Credit and its subsidiaries considered as a whole) upon any of the property or assets of Ford Credit pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument known to such counsel under which Ford Credit is a debtor or guarantor, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-Laws of Ford Credit.

                        (vi) Such counsel does not know of any
                 legal or governmental proceedings pending to which Ford Credit is a party or of which any property of Ford Credit is the subject, and no such proceedings are known by such counsel to be threatened or contemplated by governmental authorities or threatened by others, other than as set forth or contemplated in the Prospectus as amended or supplemented and other than such proceedings which, in his opinion, will not have a material adverse effect upon the general affairs, financial position, net worth or results of operations (on an annual basis) of Ford Credit and its subsidiaries considered as a whole and will not materially and adversely affect the performance by Ford Credit of its obligations under, or the validity and enforceability of, the Basic Documents.

                        (vii) Ford Credit has full power and authority to
                 contribute and assign its interest in the Series 1995-1 Certificates to the Seller pursuant to the Asset Contribution Agreement and has duly authorized such contribution and assignment to the Seller by all necessary corporate action.

                        (viii) The Issuer has full power and authority to
                 grant a security interest in the Series 1995-1 Certificates to the Indenture Trustee pursuant to the Indenture and, subject to such security interest, to grant to the Seller the right to the use of and proceeds from the Series 1995-1 Certificates pursuant to the Program Operating Lease and has duly authorized each such grant by all necessary trustee action.

                        (ix) The statements in the Prospectus under the caption "Certain Legal Aspects of FCTT and the Series 1995-1 Certificates" and "Certain Legal Aspects of the Leases and Leased Vehicles," to the extent they constitute matters of law or legal conclusions, are correct in all material respects.

                        (x) Immediately prior to the transfer of its interest in the Series 1995-1 Certificates to the Seller, Ford Credit owned its interest in the Series 1995-1 Certificates free and clear of any lien, security interest or charge; immediately prior to the transfer
                 and assignment of the Series   1995-1 Certificates to the
                 Issuer, the Seller owned the Series 1995-1 Certificates free and clear of any lien, security interest or charge; and immediately prior to the grant of a security interest in the Series 1995-1 Certificates to the Indenture Trustee, the Issuer owned the Series 1995-1 Certificates free and clear of any lien, security interest or charge. The Series 1995-1 Certificates have been duly and validly assigned to the Seller by Ford Credit and Ford Credit Leasing and to the Issuer by the Seller, and a security interest in the Series 1995-1 Certificates has been duly and validly granted to the Indenture Trustee by the Issuer. Subject to such security interest, the right to the use of and proceeds from the Series 1995-1 Certificates has been duly and validly granted to the Seller by the Issuer.

                        (xi) All filings necessary under applicable law to perfect the assignment of the Series 1995-1 Certificates by Ford Credit and Ford Credit Leasing to the Seller pursuant to the Asset Contribution Agreement, the assignment of the Series 1995-1 Certificates by the Seller to the Issuer pursuant to the Transfer Agreement and the grant of a security interest in the Series 1995-1 Certificates to the Indenture Trustee pursuant to the Indenture have been made and, provided that neither Ford Credit nor Ford Credit Leasing relocates its principal place of business in a state other than Michigan, no other filings (other than the filing of continuation statements) need be made to maintain the perfection of the assignment of the Series 1995-1 Certificates to the Seller pursuant to the Asset Contribution Agreement or to the Issuer pursuant to the Transfer Agreement and of the grant of a security interest in the Series 1995-1 Certificates to the Indenture Trustee pursuant to the Indenture.

                        (xii) The Indenture is qualified under the Trust
                 Indenture Act, and neither the Issuer nor Ford Credit is required to be regis-tered under the Investment Company Act of 1940, as amended.

                        (xiii) Such counsel believes that the documents
                 incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented or any further amendments or supplements thereto (other than the financial statements and other accounting information contained in such documents, or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Exchange Act.

                        (xiv) No consent, approval, authorization or order of
                 any court or governmental agency or body is required for the consummation of the transactions contemplated herein or in the Basic Documents, except such as have been obtained and made under the Act, the Trust Indenture Act and as may be required under state securities laws, and the filing of any financing statements required to perfect the Seller's interest in the Series 1995-1 Certificates or the Issuer's or Indenture Trustee's interest in the Lease Trust Estate and such other approvals as have been obtained.

                        (xv) Such counsel does not know of any legal or
                 governmental proceedings pending to which either Ford Credit or the Seller is a party or of which any property of either Ford Credit or the Seller is the subject, and no such proceedings are known by such counsel to be threatened or contemplated by governmental authorities or threatened by others (1) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement and the Basic Documents or (2) seeking adversely to affect the federal income tax attributes of the Notes as described in the Prospectus under the heading "Certain Federal Income Tax Consequences."

                        (xvi) Neither the issuance or sale of the Notes, nor
                 the execution and deliv-
                 ery of the Notes, this Agreement or the Basic Documents, nor the consummation of any of the other transactions contemplated herein or in the Basic Documents by Ford Credit will contravene the terms of any material provision of any statute, order, or regulation applicable to Ford Credit, the failure with which to comply could have a material adverse effect on Ford Credit and its subsidiaries considered as a whole.

               (h) J.D. Bringard, Esq., Vice President-General Counsel of Ford Credit Leasing, or other counsel satisfactory to the Representative in its reasonable judgment, shall have furnished to the Representative his written opinion, dated as of the Closing Date, in form satisfactory to the Representative in its reasonable judgment, to the effect that:

                        (i) Ford Credit Leasing has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, and is duly qualified to transact business and is in good standing in each jurisdiction in the United States of America in which the conduct of its business or the ownership of its property requires such qualification.

                        (ii) This Agreement has been duly authorized, executed
                 and delivered by Ford Credit Leasing.

                        (iii) The FCTT Agreement, the Administrative Agency
                 Agreement, the Series 1995-1 Supplement, the Asset Contribution Agreement,the RCL Trust Agreement and the RCL Assignment have been duly authorized, executed and delivered by, and each constitutes a valid and binding obligation of, Ford Credit Leasing.

                        (iv) The consummation of the transactions contemplated
                 by this Agreement and the Basic Documents, and the fulfillment of the terms thereof, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Ford Credit Leasing pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument known to such counsel under which Ford Credit Leasing is a debtor or guarantor, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-Laws of Ford Credit Leasing.

                        (v) Ford Credit Leasing is not required to be
                 registered under the Investment Company Act of 1940, as amended.

                        (vi) No consent, approval, authorization or order of
                 any court or governmental agency or body is required for the consummation of the transactions contemplated herein or in the Basic Documents, except such as have been obtained and made under the Act, the Trust Indenture Act and as may be required under state securities laws, and the filing of any financing statements required to perfect the Seller's interest in the Series 1995-1 Certificates or the Issuer's or Indenture Trustee's interest in the Lease Trust Estate and such other approvals as have been obtained.

                        (vii) Such counsel does not know of any legal or
                 governmental proceedings pending to which Ford Credit Leasing is a party or of which any property of Ford Credit Leasing is the subject, and no such proceedings are known by such counsel to be threatened or contemplated by governmental authorities or threatened by others, other than as set forth or contemplated in the Prospectus as amended or supplemented and other than such proceedings which, in his opinion, will not have a material adverse effect upon the general affairs, financial position, net worth or results of operations (on an annual basis) of Ford Credit Leasing and will not materially and adversely affect the performance by Ford Credit Leasing of its obligations under, or the validity and enforceability of, the Basic Documents.

                        (viii) Ford Credit Leasing has full power and authority
                 to contribute and assign its interest in the Series 1995-1 Certificates to the Seller pursuant to the Asset Contribution Agreement and has duly authorized such contribution and assignment to the Seller by all necessary corporate action.

                        (ix) Immediately prior to the transfer  of its interest
                 in the Series 1995-1 Certificates to the Seller, Ford Credit Leasing owned its interest in the Series 1995-1 Certificates free and clear of any lien, security interest or charge.

                        (x) Such counsel does not know of any legal or
                 governmental proceedings pending to which Ford Credit Leasing is a party or of which any property of Ford Credit Leasing is the subject, and no such proceedings are known by such counsel to be threatened or contemplated by governmental authorities or threatened by others (1) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement and the Basic Documents or (2) seeking adversely to affect the federal income tax attributes of the Notes as described in the Prospectus under the heading "Certain Federal Income Tax Consequences."

                        (xi) Neither the issuance or sale of the Notes, nor the
                 execution and delivery of the Notes, this Agreement or the Basic Documents, nor the consummation of any of the other transactions contemplated herein or in the Basic Documents by Ford Credit Leasing will contravene the terms of any material provision of any statute, order, or regulation applicable to Ford Credit Leasing, the failure with which to comply could have a material adverse effect on Ford Credit Leasing.

               (i)  Skadden, Arps, Slate, Meagher & Flom shall have furnished
their   written opinion, dated the Closing Date, with respect to the characterization of the transfer of the Series 1995-1 Certificates by Ford Credit and Ford Credit Leasing to the Seller as an absolute transfer (a "true sale"), and with respect to the characterization under the Uniform Commercial Code of the transfer of the Series 1995-1 Certificates from the Seller to the Issuer (which opinion shall state that it may be relied upon by the Indenture Trustee) to the Representative, the Rating Agency, Ford Credit and Ford Credit Leasing, and such opinion shall be in substantially the form previously discussed with the Representative and in any event satisfactory in form and in substance to the Representative.

               (j) Skadden, Arps, Slate, Meagher & Flom, special counsel to Ford Credit, shall have furnished their written opinion, dated the Closing Date, with respect to the nonconsolidation under the Bankruptcy Code of the assets and liabilities of any of Ford Credit Leasing, FCTT or the Seller with the assets and liabilities of Ford Credit in the event that Ford Credit were to become the subject of a case under the Bankruptcy Code to the Representative, the Rating Agency, Ford Credit and Ford Credit Leasing, and such opinion shall be in substantially the form previously discussed with the Representative and in any event satisfactory in form and in substance to the Representative.

               (k) Skadden, Arps, Slate, Meagher & Flom, special tax counsel to Ford Credit, shall have furnished to the Representative their written opinion, dated as of the Closing Date, in form and in substance satisfactory to the Representative in its reasonable judgment, to the effect that:

                        (i) FCTT, the Seller and the Issuer will each not be classified as an association taxable as a corporation for federal income tax purposes and the Notes will be characterized as debt for federal income tax purposes.

                        (ii) The statements in the Registration Statement and
                 Prospectus under the heading "Certain Federal Income Tax Consequenc-es," to the extent that they constitute matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects.

               (l) J.D. Bringard, Esq., Vice President-General Counsel of Ford Credit and Ford Credit Leasing, shall have furnished to the Representative his written opinion, dated as of the Closing Date, in form satisfactory to the Representative in its reasonable judgment, to the effect that, assuming FCTT, the Seller and the Issuer will each not be classified as an association taxable as a corporation for federal income tax purposes and the Notes will be characterized as debt for federal income tax purposes:

                        (i) None of FCTT, the Seller or the Issuer will be classified as a separate entity subject to Michigan single business tax or the Michigan income tax.

                        (ii) The Notes will be characterized as debt for
                 Michigan income and single business tax purposes.

                        (iii) Holders of Notes who would not otherwise be
                 subject to tax in Michigan will not be subject to tax in Michigan solely because of a Holder's ownership of the Notes.

                        (iv) The statements in the Registration Statement and
                 Prospectus under the headings "Certain State Tax Consequences," to the extent that they constitute matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects.

               (m) The Representative shall have received an opinion addressed to the Representative of Skadden, Arps, Slate, Meagher & Flom, dated the Closing Date, with respect to the validity of the Notes and such other related matters as the Representative shall require and the Seller, Ford Credit and Ford Credit Leasing shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

               (n) The Representative shall have received an opinion addressed to the Representative, the Seller, Ford Credit and Ford Credit Leasing of Bayard Handelman & Murdoch, P.A., counsel to the Lease Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and to counsel to the Representative, to the effect that:

                        (i) The Lease Trustee has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of Delaware with full corporate trust power and authority to enter into and perform its obligations under the Lease Trust Agreement and, on behalf of the Issuer, under the Indenture, the Transfer Agreement and the Program Operating Lease.

                        (ii) The Lease Trust Agreement duly creates for the
                 benefit of the Seller and the Lease Trust Certificateholders the interests in the Lease Trust Estate which the Lease Trust Agreement purports to create, and the trust purported to be created by the Lease Trust Agreement is validly formed and is validly existing.

                        (iii) The Lease Trust Agreement authorizes the Issuer
                 to execute and deliver the Indenture, the Transfer Agreement, the Program Operating Lease and the Limited RV Guaranty, to issue the Notes and to grant the Lease Trust Estate to the Indenture Trustee as security for the Notes.

                        (iv) The execution and delivery of the Lease Trust
                 Agreement and, on behalf of the Issuer, the Indenture, the Transfer Agreement, the Program Operating Lease and the Limited RV Guaranty and the performance by the Lease Trustee of its obligations under the Lease Trust Agreement, the Indenture, the Transfer Agreement and the Program Operating Lease have been duly authorized by all neces-sary corporate action of the Lease Trustee and each has been duly executed and delivered by the Lease Trustee.

                        (v) Assuming due authorization, execution and
                 delivery thereof by the parties thereto, the Lease Trust Agreement, the Indenture, the Transfer Agreement and the Program Operating Lease each constitutes a legal, valid and binding obligation of the Lease Trustee, enforceable against the Lease Trustee in accordance with its terms, except (1) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and
                 (2) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                        (vi) Neither the execution nor delivery by the Lease
                 Trustee of the Indenture and, on behalf of the Issuer, the Indenture, the Transfer Agreement, the Program Operating Lease and the Limited RV Guaranty, nor the consummation of any of the transactions by the Lease Trustee contemplated thereby required the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency under any existing federal or Delaware State law governing the trust powers of the Lease Trustee, except such as have been obtained, made or taken.

                        (vii) The Lease Trustee has duly authorized, issued,
                 executed and delivered each of the Notes pursuant to the terms and provisions of the Indenture; each of such Notes is a legal, valid and binding obligation of the Lease Trustee, enforceable against the Lease Trustee in accordance with its terms and the terms of the Indenture; and each of such Notes is entitled to the benefits and security af-forded by the Indenture in accordance with the terms of the Indenture.

                        (viii) The execution and delivery by the Lease Trustee
                 of the Lease Trust Agreement and, on behalf of the Issuer, the Indenture, the Transfer Agreement, the Program Operating Lease and the Limited RV Guaranty, and the performance by the Lease Trustee of its obligations thereunder do not conflict with or result in a breach or violation of any of the terms, conditions or provisions of any law, governmental rule or regulation of the United States or the State of Delaware governing the banking or trust powers of the Lease Trustee or the Certificate of Incorporation or By-Laws of the Lease Trustee or, to such counsel's knowledge, any order writ, injunction or decree of any court or governmental authority against the Lease Trustee or by which it or any of its properties is bound or, to such counsel's knowledge, any indenture, mortgage or contract or other agreement or instrument to which the Lease Trustee is a party or by which it or any of its properties is bound, or constitute a default thereunder.

                        (ix) The Lease Trustee has acquired such title to the
                 Series 1995-1 Certificates as has been conveyed to the Lease Trustee on the date hereof, subject to the rights of the Seller under the Program Operating Lease and the security interest created pursuant to the Indenture; and, to such counsel's knowledge, there exist no liens, security interests or charges affecting the title of the Lease Trustee to the Series 1995-1 Certificates resulting from acts of or claims against the Lease Trustee except liens, security interests or charges contemplated by the Basic Documents.

               (o) The Representative shall have received an opinion addressed to the Representative, the Seller and Ford Credit of Kelley Drye & Warren, counsel to the Indenture Trustee, dated the Closing Date and satisfactory in form and substance to the Representa-tive and to counsel to the Representative, to the effect that:


                        (i) The Indenture Trustee has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of New York with full corporate trust power and authority to enter into and perform its obligations under the Indenture.

                        (ii) The Indenture has been duly executed and
                 delivered by the Indenture Trustee, and, insofar as the laws governing the trust powers of the Indenture Trustee are concerned and assuming due authorization, execution and delivery thereof by the Lease Trustee, the Indenture constitutes a legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except (1) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and (2) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                        (iii) The Notes have been duly authenticated and
                 delivered by the Indenture Trustee.

                        (iv) Neither the execution nor delivery by the Indenture Trustee of the Indenture nor the consummation of any of the transactions by the Indenture Trustee contemplated thereby required the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency under any existing federal or New York State law governing the trust powers of the Indenture Trustee, except such as have been obtained, made or taken.

                        (v) The execution and delivery by the Indenture Trustee of the Indenture and the performance by the Indenture Trustee of its obligations thereunder do not conflict with or result in a breach or violation of any of the terms, conditions or provisions of any law, governmental rule or regulation of the United States or the State of New York governing the banking or trust powers of the Indenture Trustee or the Certificate of Incorporation or By-Laws of the Indenture Trustee or, to such counsel's knowledge, any order writ, injunction or decree of any court or governmental authority against the Indenture Trustee or by which it or any of its properties is bound or, to such counsel's knowledge, any indenture, mortgage or contract or other agreement or instrument to which the Indenture Trustee is a party or by which it or any of its properties is bound, or constitute a default thereunder.

               (p) The Representative shall have received an opinion addressed to the Representative, the Seller, Ford Credit and Ford Credit Leasing of Richards, Layton & Finger, counsel to the RCL Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and to counsel to the Representative, to the effect that:

                        (i) The RCL Trustee has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of Delaware with full corporate trust power and authority to enter into and perform its obligations under the RCL Trust Agreement and, on behalf of the Seller, under this Agreement, the Transfer Agreement, the Program Operating Lease, the Asset Contribution Agreement, the RCL Assignment and the Lease Trust Agreement.

                        (ii) The RCL Trust Agreement duly creates for the
                 benefit of Ford Credit and Ford Credit Leasing the interests in the Seller's assets which the RCL Trust Agreement purports to create, and the trust purported to be created by the RCL Trust Agreement is valid-ly formed and is validly existing as a business trust in good standing under the laws of the State of Delaware.

                        (iii) The RCL Trust Agreement authorizes the Seller to
                 execute and deliver this Agreement, the Transfer Agreement, the Program Operating Lease, the Asset Contribution Agreement, the RCL Assignment and the Lease Trust Agreement.

                        (iv) The execution and delivery of the RCL Trust
                 Agreement and, on behalf of the Seller, this Agreement, the Transfer Agreement, the Program Operating Lease, the
                 Asset Contribution Agreement, the RCL Assignment and the Lease Trust Agreement and the performance by the RCL Trustee of its obligations under the RCL Trust Agreement, this Agreement, the Transfer Agreement, the Program Operating Lease, the Asset Contribution Agreement, the RCL Assignment and the Lease Trust Agreement have been duly authorized by all necessary corporate action of the RCL Trustee and each has been duly executed and delivered by the RCL Trustee.

                        (v) Assuming due authorization, execution and delivery
                 thereof by the parties thereto, the RCL Trust Agreement, this Agreement, the Transfer Agreement, the Program Operating Lease, the Asset Contribution Agreement, the RCL Assignment and the Lease Trust Agreement each constitutes a legal, valid and binding obligation of the RCL Trustee, enforceable against the RCL Trustee in accordance with its terms, except (1) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and
                 (2) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                        (vi) Neither the execution nor delivery by the RCL
                 Trustee of the RCL Trust Agreement and, on behalf of the Seller, this Agreement, the Transfer Agreement, the Program Operating Lease, the Asset Contribution Agreement, the RCL Assignment and the Lease Trust Agreement, nor the consummation of any of the transactions by the RCL Trustee contemplated thereby required the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency under any existing federal or Delaware State law governing the trust powers of the RCL Trustee, except such as have been obtained, made or taken.

                        (vii) The execution and delivery by the RCL Trustee of
                 the RCL Trust Agreement and, on behalf of the Seller, this Agreement, the Transfer Agreement, the Program Operating Lease, the Asset Contribution Agreement, the RCL Assignment and the Lease Trust Agreement, and the performance by the RCL Trustee of its obligations thereunder do not conflict with or result in a breach or violation of any of the terms, conditions or provisions of any law, governmental rule or regulation of the United States or the State of Delaware governing the banking or trust powers of the RCL Trustee or the Certificate of Incorporation or By-Laws of the RCL Trustee or, to such counsel's knowledge, any order writ, injunction or decree of any court or governmental authority against the RCL Trustee or by which it or any of its properties is bound or, to such counsel's knowledge, any indenture, mortgage or contract or other agreement or instrument to which the RCL Trustee is a party or by which it or any of its properties is bound, or constitute a default thereunder.

               (q) The Representative shall have received an opinion addressed to the Representative, the Seller, Ford Credit and Ford Credit Leasing of Bodman, Longley & Dahling, L.L.P., counsel to the FCTT Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and to counsel to the Representative, to the effect that:

                        (i) The FCTT Trustee has been duly incorporated and is validly existing as a banking corporation in good standing under the laws of the State of Michigan with full corporate trust power and authority to enter into and perform its obligations under the FCTT Agreement and, on behalf of FCTT, under the Administrative Agency Agreement and the Series 1995-1 Supplement.

                        (ii) The FCTT Agreement duly creates for the benefit of
                 Ford Credit and Ford Credit Leasing the interests in the assets of FCTT which the FCTT Agreement purports to create, and the trust purported to be created by the FCTT Agreement is validly formed and is validly existing.

                        (iii) The FCTT Agreement authorizes FCTT to execute and
                 deliver the Administrative Agency Agreement and the Series 1995-1 Supplement.

                        (iv) The execution and delivery of the FCTT Agreement
                 and, on behalf of FCTT, the Administrative Agency Agreement and the Series 1995-1 Supplement and the performance by the FCTT Trustee of its obligations under the FCTT Agreement, the Administrative Agency Agreement and the Series 1995-1 Supplement have been duly authorized by all necessary corporate action of the FCTT Trustee and each has been duly executed and delivered by the FCTT Trustee.

                        (v) Assuming due authorization, execution and
                 delivery thereof by the parties thereto, the FCTT Agreement, the Administrative Agency Agreement and the Series 1995-1 Supplement each constitutes a legal, valid and binding obligation of the FCTT Trustee, enforceable against the FCTT Trustee in accordance with its terms, except (1) the enforceability thereof may be subject to bankruptcy, insolven-
                 cy, reorganization, moratorium or other similar laws   now or
                 hereafter in effect relating to creditors' rights, and (2) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                        (vi) Neither the execution nor delivery by the FCTT
                 Trustee of the FCTT Agreement and, on behalf of FCTT, the Administrative Agency Agreement and the Series 1995-1 Supplement, nor the consummation of any of the transactions by the FCTT Trustee contemplated thereby required the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency under any existing federal or Michigan State law governing the trust powers of the FCTT Trustee, except such as have been obtained, made or taken.

                        (vii) The execution and delivery by the
                 FCTT Trustee of the FCTT Agreement and, on behalf of FCTT, the Administrative Agency Agreement and the Series 1995-1 Supplement, and the performance by the FCTT Trustee of its obligations thereunder do not conflict with or result in a breach or violation of any of the terms, conditions or provisions of any law, governmental rule or regulation of the United States or the State of Michigan governing the banking or trust powers of the FCTT Trustee or the Certificate of Incorporation or By-Laws of the FCTT Trustee or, to such counsel's knowledge, any order writ, injunction or decree of any court or governmental authority against the FCTT Trustee or by which it or any of its properties is bound or, to such counsel's knowledge, any indenture, mortgage or contract or other agreement or instrument to which the FCTT Trustee is a party or by which it or any of its properties is bound, or constitute a default thereunder.

               (r) The Representative shall have received an officer's certificate dated the Closing Date of the Chairman of the Board, the President, the Executive Vice President-Finance or the Treasurer of:

                        (i) Ford Credit, in which such officer shall state
                 that, to the best of such officer's knowledge after reasonable investigation, the representations and warranties of Ford Credit contained in the FCTT Agreement, the RCL Trust Agreement, the Administrative Agency Agreement, the Series 1995-1 Supplement and the Asset Contribution Agreement are true and correct in all material respects, and that Ford Credit has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date in all material respects; and

                        (ii) Ford Credit Leasing, in which such officer shall
                 state that, to the best of such officer's knowledge after reasonable investigation, the representations and warranties of Ford Credit Leasing contained in the FCTT Agreement, the RCL Trust Agreement, the Series 1995-1 Supplement and the Asset Contribution Agreement are true and correct in all material respects, and that Ford Credit Leasing has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date in all material respects.

               (s) The Notes shall have been rated in the highest investment rating category by at least one Rating Agency.

               (t) The Representative shall have received a letter or letters from each counsel delivering any written opinion to any Rating Agency in connection with the transaction described herein which is not otherwise described in this Agreement allowing the Representative to rely on such opinion as if it were addressed to the Representative.

               (u) Any taxes, fees and other governmental charges which are due and payable in connection with the execution, delivery and performance of this Agreement, the Indenture and the Notes shall have been paid by the Seller at or prior to the Closing Date.

               (v) At the Closing Date, the Lease Trust Certificates shall have been purchased and paid for by J.P. Morgan Securities Inc. in accordance with the Lease Trust Certificate Purchase Agreement of even date.

               (w) On or prior to the Closing Date, the Seller, Ford Credit or Ford Credit Leasing, as the case may be, shall have furnished to the Representative such further certificates and documents as the Representative shall reasonably request.

        8. Indemnification and Contribution. (a) The Seller, Ford Credit and Ford Credit Leasing will jointly and severally indemnify and hold each Underwriter harmless against any losses, claims, damages, or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Seller, Ford Credit and Ford Credit Leasing will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Seller, Ford Credit or Ford Credit Leasing by any Underwriter through the Representative specifically for use therein; and provided further, that the Seller, Ford Credit and Ford Credit

Leasing shall not be liable to any Underwriter or any person controlling any Underwriter under the indemnity agreement in this subsection (a) with respect to any of such documents to the extent that any such loss, claim, damage or liability of the Underwriters or such controlling person results from the fact that such Underwriter sold the Notes to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference), whichever is most recent, if the Seller has previously furnished copies thereof to such Underwriter.

        The indemnity agreement in this subsection (a) shall be in addition to any liability which the Seller, Ford Credit or Ford Credit Leasing may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act.

               (b) Each Underwriter will indemnify and hold harmless the Seller, Ford Credit and Ford Credit Leasing against any losses, claims, damages or liabilities to which the Seller, Ford Credit or Ford Credit Leasing may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omissions to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Seller, Ford Credit or Ford Credit Leasing by such Underwriter through the Representative specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Seller, Ford Credit or Ford Credit Leasing in connection with investigating or defending any such action or claim.

        The indemnity agreement in this subsection (b) shall be in addition to any liability which each Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Seller, Ford Credit or Ford Credit Leasing within the meaning of the Act.

               (c) Promptly after receipt by an indemnified party under subsection (a) or (b) of written notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof, and in the event that such indemnified party shall not so notify the indemnifying party within 30 days following receipt of any such notice by such indemnified party, the indemnifying party shall have no further liability under such subsection to such indemnified party unless the indemnifying party shall have received other notice addressed and delivered in the manner provided in Section 11 hereof of the commencement of such action; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party in its reasonable judgment, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

               (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a
result of such losses, claims, damages or liabilities   (or actions in respect
thereof) in such proportion as is appropriate to reflect the relative benefits received by the Seller, Ford Credit and Ford Credit Leasing on the one hand and the Underwriters on the other from the offering of the Notes. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Seller, Ford Credit and Ford Credit Leasing on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Seller, Ford Credit and Ford Credit Leasing on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Seller bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus as amended or supplemented with respect to the Notes. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Seller, Ford Credit or Ford Credit Leasing or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission, including, with respect to any Underwriter, the extent to which such losses, claims, damages or liabilities (or actions in respect thereof) result from the fact that such Underwriter sold such Notes to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus or the Prospectus as then supplemented or amended (excluding documents incorporated by reference), whichever is more recent, if the Seller has previously furnished copies thereof to such Underwriter. The Seller, Ford Credit and Ford Credit Leasing and the Underwriters, severally and not jointly, agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which
does not take   account of the equitable considerations referred to above in this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contrib-ute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrep-resentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements (including, without limitation, Section 6(k)) of the Seller, Ford Credit and Ford Credit Leasing or their respective officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of any Underwriter, the Seller, Ford Credit or Ford Credit Leasing or any of their respective representatives, officers, directors or controlling persons, and will survive delivery of and payment for the Notes.

        10. Failure to Purchase the Notes. If the purchase of the Notes shall not be consummated because the circumstances described in Section 7(e) shall have occurred, then neither the Seller, Ford Credit nor Ford Credit Leasing shall have any liability to the Underwriters except as set forth in Section 6(h) and Section 8 hereof; but if for any other reason the Notes are not delivered to the Underwriters as provided herein, the Seller, Ford Credit and Ford Credit Leasing will be liable to reimburse the Underwriters, through the Representative, for all out-of-pocket expenses, including counsel fees and disbursements reasonably incurred by the Underwriters in making preparations for the offering of the Notes, but neither the Seller, Ford Credit nor Ford Credit Leasing shall then have any further liability to any Underwriter with respect to the Notes except as provided in Section 6(h) and Section 8 hereof. If any Underwriter or Underwriters default on their obligations to purchase Notes hereunder and the aggregate principal balance of the Notes that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal balance of such Notes, the Representative may make arrangements satisfactory to the Seller, Ford Credit and Ford Credit Leasing for the purchase of such Notes by other persons, including the non-defaulting Underwriter or Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriter or Underwriters shall be obligated, in proportion to their commitments hereunder, to purchase the Notes that such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so default and the aggregate principal balance of the Notes with respect to which such default or defaults occur exceeds 10% of the total principal balance of such Notes and arrangements satisfactory to the non-defaulting Underwriter or Underwriters, the Seller, Ford Credit and Ford Credit Leasing for the purchase of such Notes by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Seller, Ford Credit and Ford Credit Leasing except as provided in Section 6(h) and Section 8 hereof. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter or Underwriters from liability for its default.

        11. Notices. All communications hereunder will be in writing and will be mailed, delivered or sent by facsimile transmission and confirmed. Communications to the Underwriter shall be given to J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260 (Facsimile No.: 212-648-5909),
Attention: Syndicate Desk. Communications to the Seller shall be given to it at The American Road, FMCC Building, Dearborn, Michigan 48121 (Facsimile
No.: 313-594-____), Attention: President. Communications to Ford Credit shall be given to it at The American Road, FMCC Building, Dearborn, Michigan

48121 (Facsimile No.: 313-337-1160), Attention: Secretary. Communications to Ford Credit Leasing shall be given to it at The American Road, FMCC Building, Dearborn, Michigan 48121 (Facsimile No.: 313-594-0735), Attention: Treasurer.

        12. Successors. This Agreement will inure to the benefit of and be binding upon the Underwriters, the Seller, Ford Credit, Ford Credit Leasing and their respective successors and the officers and directors and controlling persons referred to in Section 8, and no other person will have any right or obligations hereunder.

        13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

        14. Counterparts. This Agreement may be executed by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

        If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance hereof shall constitute a binding agreement.

                         Very truly yours,

                         THE CHASE MANHATTAN BANK (USA),
                         as trustee of RCL Trust, as Seller


                         By: _______________________________________
                             Name:
                             Title:


                         FORD MOTOR CREDIT COMPANY


                         By: ________________________________________
                             Name:
                             Title:


                         FORD CREDIT LEASING COMPANY, INC.


                         By: ________________________________________
                             Name:
                             Title:

The foregoing Underwriting
Agreement is hereby confirmed
and accepted as of the date
first above written.

J.P. MORGAN SECURITIES INC.
 Acting on behalf of itself
 and as the Representative
 of the several Underwriters



By:_______________________
   Name:
   Title:

                                  SCHEDULE I




                                          Initial                   Initial
                                         Principal                 Principal
                                         Balance of                Balance of
                                        Class A-1 Notes          Class A-2 Notes
                                       ---------------           ---------------
J.P. Morgan Securities Inc.            $                         $
Goldman Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated


          Total                        $                         $
                                       ===============           ===============